Exhibit 1.1

XPENG INC.

[●] AMERICAN DEPOSITARY SHARES

REPRESENTING

[●] CLASS A ORDINARY SHARES, PAR VALUE US$0.00001 PER SHARE

UNDERWRITING AGREEMENT

[●], 2020

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

BofA Securities, Inc.

Citigroup Global Markets Inc.

As Representative of the

several Underwriters listed

in Schedule 1 hereto

c/o Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

U.S.A.

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

U.S.A.

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

U.S.A.

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

U.S.A.

Ladies and Gentlemen:

XPeng Inc., an exempted company incorporated in the Cayman Islands (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [●] Class A ordinary shares, par value US$0.00001 per share, of the Company (“Class A Ordinary Shares” and, collectively with the Class B ordinary shares, par value US$0.00001 per share, and Class C ordinary shares, par value US$0.00001 per share, of the Company, the “Ordinary Shares”), in the form of [●] American Depositary Shares (“American Depositary Shares” or “ADSs”). The aggregate of [●] ADSs to be sold by the Company is hereinafter referred to as the “Underwritten Shares”. In addition, the Company proposes to issue and sell, at the option of the Underwriters, up to an additional [●] Class A Ordinary Shares in the form of [●] ADSs of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”.

The ADSs are to be issued pursuant to a deposit agreement dated August 31, 2020 (the “Deposit Agreement”) among the Company, Citibank, N.A., as Depositary (the “Depositary”), and the beneficial owners and holders from time to time of the American Depositary Receipts (“ADRs”) issued by the Depositary and evidencing the ADSs issued under the Deposit Agreement. Each ADS represents the right to receive two Class A Ordinary Shares deposited pursuant to the Deposit Agreement.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-[●]), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Registration statements on Form F-6 (No. 333-248098 and No. 333-[●]) relating to the ADSs have been filed with the Commission and have become effective; no stop order suspending the effectiveness of the ADS Registration Statement (as defined below) is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Act are pending before or threatened by the Commission (such registration statements on Form F-6, including all exhibits thereto, as amended at the time such registration statement becomes effective, being hereinafter called collectively the “ADS Registration Statement”). The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, a registration statement as amended (the “Exchange Act Registration Statement”), on Form 8-A (File No. 001-39466) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the Class A Ordinary Shares and the ADSs. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [●], 2020 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [●] P.M., New York City time, on [●], 2020.

2. Purchase of the Shares. (a) The Company agrees to issue and sell the Underwritten Shares to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per ADS of US$[●] (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto.

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(a) The Company understands that the Underwriters intend to make a public offering of the Shares, and to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(b) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company, to the Representatives in the case of the Underwritten Shares, at the offices of Latham & Watkins LLP, at 18th Floor, One Exchange Square, 8 Connaught Place, Central Hong Kong at 9:00 A.M. New York City time on [●], 2020, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Shares to be purchased on the Closing Date or each Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or each Additional Closing Date, as the case may be.

(c) The Company acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Company with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives and the other Underwriters and shall not be on behalf of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the ADS Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package or the Prospectus, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(d) Emerging Growth Company. From the time of initial confidential submission of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(e) Testing-the-Waters Materials. The Company (i) has not engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone to engage in Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

(f) Registration Statement and Prospectus. Each of the Registration Statement and the ADS registration Statement has been declared effective by the Commission and is not proposed to be amended, and the Exchange Act Registration Statement has become effective, as provided in Section 12 of the Exchange Act. Any Rule 462 Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Shares all have been or will be duly registered under the Securities Act pursuant to the Registration Statement and, if applicable, the Rule 462 Registration Statement. No order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement or the ADS Registration Statement and any post-effective amendment thereto, the Registration Statement, the ADS Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of each Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(g) Financial Statements. The consolidated financial statements (including the related notes thereto) of the Company and its subsidiaries, consolidated variable interest entities and the subsidiaries of the consolidated variable interest entities (collectively, the “Controlled Entities”) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its Controlled Entities as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its Controlled Entities and presents accurately and fairly the information shown thereby and was prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package and the Prospectus that are not included as required; and the Company and the Controlled Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any material change in the share capital (other than the issuance of ordinary shares in connection with share-based awards pursuant to the existing equity incentive plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt, net current assets or net assets of the Company or any of its Controlled Entities, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of its share capital, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Controlled Entities, taken as a whole; (ii) neither the Company nor any of its Controlled Entities has entered into or assumed any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its Controlled Entities taken as a whole or incurred, assumed or acquired any liability or obligation, direct or contingent, that is material to the Company and its Controlled Entities taken as a whole or acquired or disposed of or agreed to acquire or dispose of any business or other asset, that is material to the Company and its Controlled Entities, taken as a whole or agreed to take any of the foregoing actions; and (iii) neither the Company nor any of its Controlled Entities has sustained any loss or interference with its business that is material to the Company and its Controlled Entities taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of (i) to (iii) as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i) Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing and in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification. The currently effective memorandum and articles of association or other constitutive or organizational documents of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect. Complete and correct copies of all constitutive documents of the Company and all amendments thereto have been delivered to the Representatives; no change will be made to any such constitutional documents on or after the date of this Agreement through and including the Closing Date and each Additional Closing Date.

(j) Controlled Entities. The Controlled Entities listed on Exhibit 21.1 of the Registration Statement constitute all of the entities controlled directly or indirectly by the Company other than those subsidiaries and consolidated variable interest entities which, considered in the aggregate or as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X under the Act. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, each Controlled Entity of the Company has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority (corporate and other) necessary to own or hold its properties and to conduct the businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Controlled Entities taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (a “Material Adverse Effect”). All of the issued and outstanding share capital or other equity interests of each Controlled Entity of the Company has been duly and validly authorized and issued and is fully paid in accordance with applicable laws and the articles of association of such Controlled Entity and non-assessable; the share capital or other equity interests of each subsidiary of the Company is owned by the Company, directly or through subsidiaries, free and clear of any lien, charge, defect, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party; the share capital of each consolidated variable interest entity is owned by such individuals as disclosed under “Our History and Corporate Structure” in the Registration Statement, the Pricing Disclosure Package and the Prospectus, free and clear of any lien, charge, defect, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party except for those encumbrances on the equity interests of such consolidated variable interest entity as provided in the Control Agreements (as defined below); and the memorandum and articles of association or other constitutional or organizational documents of each Controlled Entity of the Company comply with the requirements applicable in their respective jurisdictions of incorporation and are in full force and effect. None of the outstanding share capital in any Controlled Entity was issued in violation of pre-emptive or similar rights of any shareholder of such Controlled Entity.

(k) Capitalization. The Company has an authorized share capital as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding Ordinary Shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its Controlled Entities, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such Controlled Entity, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) Corporate Structure and Control Agreements. The description of the corporate structure of the Company and each of the agreements among the subsidiaries, the shareholders of the Controlled Entities that are variable interest entities (“VIEs”) and the VIEs, as the case may be (each, a “Control Agreement” and collectively, the “Control Agreements”) as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Our History and Corporate Structure” and “Related Party Transactions” and filed as Exhibits 10.3 through 10.12 to the Registration Statement is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading. There is no other material agreement, contract or other document relating to the corporate structure or the operation of the Company together with its Controlled Entities, taken as a whole, which has not been previously disclosed or made available to the Underwriters and disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Control Agreements has been duly authorized, executed and delivered by the parties thereto and constitutes a legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions). All required authorizations in respect of the Control Agreements to ensure the legality and enforceability of each of the Control Agreements have been duly obtained and no further authorizations are required in connection with the Control Agreements or the performance of the terms thereof and no stamp duty or similar tax is required to be paid in connection with the Control Agreements; and no authorization that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed, except that the future exercise of the call options under the Control Agreements shall be approved and/or registered by the relevant governmental agencies and the equity pledge under the Control Agreements shall be continually registered with the relevant governmental agencies. The execution, delivery and performance of each of the Control Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder, did not, do not and will not (A) result in any violation of the memorandum and articles of association, charter, by-law or other constituent documents (if any) or authorizations of any of the parties to the Control Agreements; (B) result in any violation of, or penalty under, any PRC laws or any other statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of the Controlled Entities or any of their properties, or any arbitration award; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Controlled Entities is a party or by which any of them is bound or to which any of their properties or assets is subject, except in the case of (C) as would not, individually or in the aggregate, have a Material Adverse Effect. The corporate structure of the Company (including the shareholding structure of each of the Controlled Entities) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus does not, and immediately following the offer and sale of the Shares will not violate, breach, contravene or otherwise conflict with any applicable PRC laws. There have been no legal, arbitration, government or other legal proceedings challenging the legality or validity of the corporate structure of the Company pending before or, to the Company’s knowledge, threatened by, any governmental or regulatory authority or court, any arbitrator or any other person. Each Control Agreement is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such Control Agreement. None of the parties to any of the Control Agreements has sent or received any communication regarding termination of, or intention not to renew, any of the Control Agreements, and no such termination or non-renewal has been threatened by any of the parties thereto. The Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the VIEs, through its wholly owned subsidiaries being authorized to exercise the voting rights in the VIEs by the respective shareholders of the VIEs.

(m) Restricted Share Units. With respect to the restricted share units (the “RSUs”) granted pursuant to the employee performance incentive plans of the Company and its Controlled Entities (the “Share Incentive Plans”), (i) each grant of an RSU was duly authorized no later than the date on which the grant of such RSU was by its terms to be effective by all necessary corporate action, including, as applicable, approval and/or ratification by the board of directors of the Company (the “Board of Directors”) (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Share Incentive Plans and all other applicable laws and regulatory rules or requirements, and (iii) each such grant was properly accounted for in accordance with U.S. GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws.

(n) Due Authorization. The Company has full right, power and authority (corporate and other) to execute and deliver this Agreement and the Deposit Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all actions required to be taken for the consummation by it of the transactions contemplated by each of the Transaction Documents or by the Registration Statement, the Pricing Disclosure Package and the Prospectus have been duly and validly taken.

(o) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(p) Deposit Agreement. The Deposit Agreement was duly authorized by and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the Enforceability Exceptions. Upon due execution and delivery by the Depositary of ADRs evidencing the Shares and the deposit of the Class A Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such Shares will be duly and validly issued and the persons in whose names the Shares are registered will be entitled to the rights specified therein and in the Deposit Agreement.

(q) The Shares. The Shares and the underlying Class A Ordinary Shares to be issued and sold by the Company hereunder and under the Deposit Agreement and all other outstanding shares of the Company have been duly authorized by the Company. The authorized share capital of the Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and, upon the issuance and sale of the Underwritten Shares, the Company shall have an authorized and outstanding capital as set forth under the column of the Capitalization table labeled “As Adjusted.” All outstanding shares of the Company are, and the Shares and the Class A Ordinary Shares represented thereby when issued and delivered and paid for as provided herein and in the Deposit Agreement, will be, duly and validly issued, fully paid and non-assessable and not subject to any security interest, other encumbrances or adverse claims, and such Shares and the Class A Ordinary Shares represented thereby will conform to the descriptions thereof included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The shareholders of the Company have no pre-emptive rights with respect to the Shares; the Shares and the underlying Class A Ordinary Shares to be sold by the Company, when issued and delivered against payment therefor pursuant to this Agreement, will not be subject to any security interest, other encumbrance or adverse claims, and have been issued in compliance with all federal and state securities laws and were not issued in violation of any pre-emptive right, resale right, right of first refusal or similar right; upon payment of the purchase price in accordance with this Agreement at the Closing Date and at each Additional Closing Date, the Depositary or its nominee, as the registered holder of the Class A Ordinary Shares represented by the Shares, will be, subject to the terms of the Deposit Agreement, entitled to all the rights of a shareholder conferred by the memorandum and articles of association of the Company as then in effect; except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and subject to the terms and provisions of the Deposit Agreement, there are no restrictions on transfers of Class A Ordinary Shares represented by the Shares or the Class A Ordinary Shares under the laws of the Cayman Islands or the United States, as the case may be; the Class A Ordinary Shares represented by the Shares may be freely deposited by the Company with the Depositary or its nominee against issuance of ADRs evidencing the Shares as contemplated by the Deposit Agreement.

(r) Description of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(s) No Violation or Default. Neither the Company nor any of its Controlled Entities is (i) in violation of its respective memorandum and articles of association, charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Controlled Entities is a party or by which the Company or any of its Controlled Entities is bound or to which any property or asset of the Company or any of its Controlled Entities is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(t) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Shares and the Class A Ordinary Shares represented thereby by the Company, the deposit of the Class A Ordinary Shares with the Depositary against issuance of the Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification, repurchase, repayment, redemption or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its Controlled Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Controlled Entities is a party or by which the Company or any of its Controlled Entities is bound or to which any property, right or asset of the Company or any of its Controlled Entities is subject, (ii) result in any violation of the provisions of the memorandum and articles of association or other constitutional or organizational documents of the Company or any of its Controlled Entities or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(u) No Consents Required. No consent, approval, authorization, order, license, permit, registration, declaration, filing or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Shares or the Class A Ordinary Shares represented thereby, the deposit of the Class A Ordinary Shares with the Depositary against issuance of the ADRs evidencing the Shares, and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Shares and the Class A Ordinary Shares represented thereby under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares and the Class A Ordinary Shares represented thereby by the Underwriters.

(v) Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its Controlled Entities, is or may be a party or to which any property of the Company or any of its Controlled Entities is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Controlled Entities (or their respective officers or directors), could reasonably be expected to have a Material Adverse Effect; no such Actions, to the knowledge of the Company, are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(w) Directors and Executive Officers. The Company’s directors, director nominees and executive officers are not a party to any Actions that (i) to the Company’s knowledge, would result in such director, director nominee or executive officer being unsuitable for his or her position on the board of directors or in the Company, as the case may be, or (ii) would individually or in the aggregate have a Material Adverse Effect.

(x) Independent Accountants. PricewaterhouseCoopers Zhong Tian LLP, who has certified certain financial statements of the Company and its Controlled Entities, is an independent registered public accounting firm with respect to the Company and its Controlled Entities within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(y) Title to Real and Personal Property. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Controlled Entities have good and marketable title (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the businesses of the Company and its Controlled Entities taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Controlled Entities or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company and the Controlled Entities hold their respective leased real or personal properties under valid and enforceable leases with no terms or provisions that would interfere with the use made or to be made thereof by them, except as would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and the Controlled Entities are held by them under valid, subsisting and enforceable leases, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(z) Intellectual Property. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its Controlled Entities own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, inventions, know-how, trade secrets, systems, procedures and proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses as presently conducted, or as proposed to be conducted in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, and the expected expiration of such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; (ii) the Company’s and its Controlled Entities’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person and there is no occurrence of any action or event that, with notice or the passage of time, would constitute any of the foregoing; (iii) to the knowledge of the Company, the Intellectual Property of the Company and its Controlled Entities is not being infringed, misappropriated or otherwise violated by any person; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any Controlled Entity’s rights in or to, or the infringement or other violation of any of the rights or terms of, any of the Company’s or any Controlled Entity’s Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vi) there is no pending or threatened action, suit, proceeding, claim, or allegation by others against the Company or the Controlled Entities, that the Company or any Controlled Entity infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vii) none of the Intellectual Property used by the Company or the Controlled Entities in their businesses has been obtained or is being used by the Company or the Controlled Entities in violation of any contractual obligation binding on the Company or the Controlled Entities, or in violation of the rights of any persons; (viii) the Company is unaware of any facts which it believes would form a reasonable basis for a claim asserting that any of the employees it currently employs are in or have ever been in material violation of the terms of the employment contract in relation to any Intellectual Property, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, non-disclosure agreement, any restrictive covenant to or with a former employer, or any other agreement with a former employer that relates to a) such employee’s prospective or actual employment with the Company or the Controlled Entities, or b) any actions undertaken by the employee while employed with the Company or the Controlled Entities; (ix) neither the Company nor any of the Controlled Entities are under an obligation to assign any of their rights in their patents and patent applications to a third party; (x) the Company and the Controlled Entities are not in breach of, and have complied in all respects with all terms of, any license or other agreement relating to Intellectual Property; (xi) there are no rights of third parties to any of the Intellectual Property owned by the Company or the Controlled Entities and (xii) the business of the Company and the Controlled Entities are conducted in compliance with the applicable intellectual property laws and regulations in the PRC and all other applicable jurisdictions in all respects, except in each case of (i) to (xii) that would not, individually or in the aggregate, result in a Material Adverse Effect.

(aa) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its Controlled Entities, on the one hand, and the directors, officers, shareholders, sponsors, customers, suppliers or other affiliates of the Company or any of its Controlled Entities or family members of such persons, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(bb) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(cc) Taxes. Except, in each case, as would not have a Material Adverse Effect, (i) the Company and its Controlled Entities have paid all national, provincial, state, municipal local, foreign and other taxes and filed all tax returns required to be paid or filed through the date hereof (other than with respect to taxes that are being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company and its Controlled Entities); and (ii) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Controlled Entities or any of their respective properties or assets. The provisions included in the audited consolidated financial statements as set out in the Registration Statement, the Pricing Disclosure Package and the Prospectus included appropriate provisions required under U.S. GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable.

(dd) Licenses and Permits. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its Controlled Entities possess, and are in compliance with the terms of, all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; (ii) neither the Company nor any of its Controlled Entities has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) such licenses, sub-licenses, certificates, permits or authorizations are valid and in full force and effect and contain no materially burdensome restrictions or conditions not described in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(ee) No Labor Disputes. (i) No labor disturbance by or dispute with employees of the Company or any of its Controlled Entities exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its Controlled Entities’ principal suppliers, contractors or customers, and (ii) the Company and the Controlled Entities are and have been in all times in compliance with all applicable labor laws and regulations, except in each case of (i) and (ii) as would not, individually or in the aggregate, have a Material Adverse Effect; no governmental investigation or proceedings with respect to labor law compliance exists or, to the best of the Company’s knowledge, is imminent.

(ff) No Undisclosed Benefits. Except as disclosed in each of the Registration Statement, Pricing Disclosure Package and Prospectus, neither the Company nor any of the Controlled Entities has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of the Controlled Entities.

(gg) Certain Environmental Matters. (i) The Company and its Controlled Entities (A) are, and at all prior times were, in compliance with all, and have not violated any, applicable laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources or Hazardous Substances (as defined below) (collectively, “Environmental Laws”); (B) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (C) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Hazardous Substances”), and have no knowledge of any event or condition that would reasonably be expected to result in any such notice;(ii) (A) neither the Company nor any of the Controlled Entities owns, occupies, operates or uses any real property contaminated with Hazardous Substances; (B) neither the Company nor any of the Controlled Entities is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site; and (C) neither the Company nor any of the Controlled Entities is subject to any claim by any governmental agency or governmental body or person relating to Environmental Laws or Hazardous Substances; and (iii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Controlled Entities; except in the case of each of (i) (ii) and (iii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iv) (A) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its Controlled Entities under any Environmental Laws in which a governmental entity is also a party that would reasonably be expected to have a Material Adverse Effect; (B) the Company and its Controlled Entities are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Hazardous Substances, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its Controlled Entities; (C) to the knowledge of the Company, there are no requirements proposed for adoption or implementation under any Environmental Law that would reasonably be expected to have a Material Adverse Effect; and (D) in the ordinary course of its business, the Company periodically evaluates the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of it and the Controlled Entities, and, on the basis of such evaluation, the Company has reasonably concluded that such Environmental Laws will not, individually or in the aggregate, have a Material Adverse Effect.

(hh) Disclosure Controls. The Company and its Controlled Entities maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(ii) Accounting Controls. The Company, the Controlled Entities and the Board of Directors of the Company are in compliance with all applicable requirements under the Sarbanes-Oxley Act (as defined below) and all applicable rules of the New York Stock Exchange in all material respects. The Company and its Controlled Entities maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. The Company and its Controlled Entities maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) material information relating to the Company and the Controlled Entities is made known to the Company’s chief executive officer and principal financial and accounting officer by others within those entities, (vi) each of the Company and the Controlled Entities has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions of such entity and provide a sufficient basis for the preparation of financial statements in conformity with U.S. GAAP, and (vii) the directors of the Company are able to make a proper assessment of the financial position and prospects of the Company and the Controlled Entities. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not publicly disclosed or reported to the Board of Directors, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Board of Directors, a significant deficiency, material weakness, change in the design or operation of internal controls, or fraud involving management or other employees who have a significant role in the Company’s internal controls, or any violation of, or failure to comply with, Securities Laws (as defined below), which if determined adversely, would have a Material Adverse Effect. Each of the Company’s independent directors meets the criteria for “independence” under the Sarbanes-Oxley Act, the rules and regulations of the Commission and all applicable the rules of the New York Stock Exchange.

(jj) Insurance. The Company and its Controlled Entities have insurance covering their respective properties, operations, personnel and businesses, which insurance the Company reasonably believes is in amounts and insures against such losses and risks as are adequate to protect the Company and its Controlled Entities and their respective businesses; and all policies of insurance insuring the Company or any of its Controlled Entities or their respective businesses, assets, employees, officers and directors are in full force and effect. Neither the Company nor any of its Controlled Entities has (i) been refused any insurance coverage sought or applied for; (ii) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (iii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business, except in each case of (i) to (iii) as would not, individually or in the aggregate, have a Material Adverse Effect. There is no material insurance claim made by or against the Company or any of its Controlled Entities, pending, outstanding, or to the Company’s best knowledge, threatened, and no facts or circumstances exist which would reasonably be expected to give rise to any such claim.

(kk) Cybersecurity; Data Protection. The Company and its Controlled Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Controlled Entities as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its Controlled Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same except for those that would not have a Material Adverse Effect or, nor any incidents under internal review or investigations relating to the same. The Company and its Controlled Entities are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(ll) No Unlawful Payments. Neither the Company nor any of its Controlled Entities, nor any director or officer of the Company or any of its Controlled Entities, acting in their capacity as such, nor, to the best of the Company’s knowledge, any employee, representative, agent, affiliate or other person acting on behalf of the Company or any of its Controlled Entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken, or will make or take, an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment, giving of money, property, gifts, benefit or anything else of value to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, in order to influence official action or secure an improper advantage; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any applicable law, rule or regulation of the Cayman Islands, the British Virgin Islands, the PRC, Hong Kong, or any other applicable anti-bribery or anti-corruption law; (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; or (v) will directly or indirectly use the proceeds of the offering of the Shares by the Company hereunder in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment, giving of money, property, gifts, benefit or anything else of value, to any person in violation of any applicable anti-bribery or anti-corruption law. The Company and its Controlled Entities and affiliates have conducted their business in compliance with applicable anti-bribery and anti-corruption laws and have instituted, maintained and enforced, and will continue to maintain and enforce adequate policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws. No investigation, action, suit or proceedings by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Controlled Entities with respect to anti-bribery or anti-corruption laws is pending or, to the knowledge of the Company, threatened.

(mm) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Controlled Entities are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, including, as applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and all the other applicable money laundering laws, rules and regulations of all jurisdictions where the Company or any of its Controlled Entities conducts business, and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the USA Patriot Act of 2001, and the Bank Secrecy Act, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Controlled Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. Neither the Company nor any of its Controlled Entities, nor any director or officer of the Company or any of its Controlled Entities, nor, to the best of the Company’s knowledge, any employee, representative, agent, affiliate or other person acting on behalf of the Company or any of its Controlled Entities has violated any Anti-Money Laundering Laws.

(nn) No Conflicts with Sanctions Laws. Neither the Company nor any of its Controlled Entities, directors, or officers, nor, to the best of the Company’s knowledge, any employee, representative, agent, affiliate or other person acting on behalf of the Company or any of its Controlled Entities is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Controlled Entities located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”). Neither the Company nor any of its Controlled Entities, nor any director, supervisor, officer or manager of the Company or any of its Controlled Entities nor, to the best of the Company’s knowledge, any employee, affiliate, representative, agent or other person acting on behalf of the Company or any of its Controlled Entities has violated any applicable laws and regulations imposing Sanctions. The Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Controlled Entity, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in this transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its Controlled Entities have not knowingly engaged in and are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country. The Company and its Controlled Entities have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable laws and regulations imposing Sanctions. None of the issue and sale of the Shares, the execution, delivery and performance of this Agreement, the consummation of any other transaction contemplated hereby, or the provision of services contemplated by this Agreement to the Company will result in a violation of any Sanctions.

(oo) No Broker’s Fees. Neither the Company nor any of its Controlled Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares and the Class A Ordinary Shares represented thereby.

(pp) No Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require the Company or any of its Controlled Entities to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Shares by the Company.

(qq) Listing. The ADSs have been listed on the New York Stock Exchange and the Company is not aware of any notice of delisting. The Company has submitted a supplemental listing application on the New York Stock Exchange with respect to the ADSs.

(rr) No Stabilization. Neither the Company nor any of its Controlled Entities or affiliates and, to the knowledge of the Company, any director, officer, agent, employee or person acting on behalf of the Company and the Controlled Entities, has taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(ss) Accurate Disclosure. The statements in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the headings “Prospectus Summary,” “Risk Factors,” “Use of Proceeds,” “Dividend Policy,” “Enforcement of Civil Liabilities,” “Our History and Corporate Structure,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “Regulations,” “Management,” “Principal Shareholders,” “Related Party Transactions,” “Description of Share Capital,” “Description of American Depositary Shares,” “Shares Eligible for Future Sale,” “Taxation” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(tt) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fully, in all material respects, describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments, (ii) judgments and uncertainties affecting the application of the foregoing critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof. The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(uu) Liquidity and Capital Resources. The sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly and accurately, in all material respects, describes all trends, demands, commitments, events, uncertainties and risks and the potential effects thereof known to the Company, that the Company believes would materially affect its liquidity and are reasonably likely to occur. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Off-Balance Sheet Arrangements” in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly and accurately, in all material respects, describes all off-balance sheet transactions, arrangements, commitments and obligations of the Company or the Controlled Entities that are reasonably likely to have a material effect on the liquidity of the Company or its Controlled Entities or the availability thereof or the requirements of the Company or its Controlled Entities for capital resources.

(vv) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ww) Operating Data. All operating data of the Company and the Controlled Entities included in each of the Registration Statement, Pricing Disclosure Package and Prospectus, including but not limited to, number of units delivered, number of stores, number of employees and distance driven, are true and accurate in all material respects.

(xx) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(yy) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans.

(zz) No Sale, Issuance and Distribution of Shares. The Company has not sold, issued or distributed any securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Securities Act, other than the initial public offering pursuant to a registration statement on Form F-1 (No. 333-242283), the share-based awards issued or granted pursuant to the Share Incentive Plans or shares issued pursuant to outstanding options, rights or warrants or private placement agreements entered into in 2020 as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(aaa) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(bbb) No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its Controlled Entities that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(ccc) Stamp Taxes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except for any net income, capital gains or franchise taxes imposed on the Underwriters by the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement and the Transaction Documents) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in the Cayman Islands (other than nominal stamp duty if the original Transaction Documents are executed in, brought to, or produced before a court of, the Cayman Islands), the British Virgin Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of the Transaction Documents, (B) the issuance and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus, (C) the deposit by the Company with the Depositary of the Class A Ordinary Shares against the issuance of the ADRs evidencing the Shares to be sold by the Company hereunder, (D) the sale and delivery by the Company of the Shares to or for the respective accounts of the several Underwriters, or (E) the sale and delivery by the Underwriters of the Shares as contemplated herein and in the Prospectus.

(ddd) Use of Proceeds. The application of the net proceeds received by the Company from the offering of Shares by the Company, as described in the Registration Statement, Pricing Disclosure Package and Prospectus, will not (i) result in any violation of the provisions of the memorandum and articles of association, charter or by-laws or similar organizational documents of the Company or any of its Controlled Entities, (ii) contravene or violate any applicable laws, (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Controlled Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Controlled Entities is a party or by which the Company or any of its Controlled Entities is bound or to which any of the property or assets of the Company or any of its Controlled Entities is subject or (iv) contravene or violate the terms or provisions of any licenses, sub-licenses, certificates, permits or authorization applicable to any of the Company or any of the Controlled Entities, except in the case of clauses (iii) and (iv) above, where such contravention or default would not have a Material Adverse Effect.

(eee) Due Authorization of Registration Statement. Each Registration Statement, the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, the ADS Registration Statement, the Exchange Act Registration Statement and any Issuer Free Writing Prospectus, and the filing of the Registration Statement, the Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, the ADS Registration Statement, the Exchange Act Registration Statement and any Issuer Free Writing Prospectus with the Commission, have been duly authorized by and on behalf of the Company, and each of the Registration Statement and the ADS Registration Statement and the Exchange Act Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(fff) Merger or Consolidation. Neither the Company nor any of its Controlled Entities is a party to any effective memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses which is required to be disclosed but not so disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ggg) Termination of Contracts. (i) Neither the Company nor any of its Controlled Entities has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or filed as an exhibit to the Registration Statement; and (ii) no such termination or non-renewal has been threatened by the Company or any of its Controlled Entities, or to the best knowledge of the Company after due inquiry, by any other party to any such contract or agreement.

(hhh) No Immunity. Neither the Company nor any of its Controlled Entities or their respective properties, assets or revenues is entitled to any right of immunity under the laws of the Cayman Islands, the British Virgin Islands, Hong Kong, the PRC, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, the British Virgin Islands, Hong Kong, the PRC, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its Controlled Entities or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 16(f) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law. The irrevocable and unconditional waiver and agreement of the Company or its Controlled Entities in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement or the Deposit Agreement is valid and binding under the laws of the Cayman Islands, the British Virgin Islands, Hong Kong, the United States and the PRC.

(iii) Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by a New York Court (as defined below) having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be recognized and enforced by courts of the Cayman Islands, the British Virgin Islands, Hong Kong and the PRC (as the case may be) without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by the courts of the Cayman Islands, the British Virgin Islands, Hong Kong and PRC, subject to conditions and restrictions described under the caption “Enforcement of Civil Liabilities” in the Registration Statement, Pricing Disclosure Package and Prospectus and subject to the applicable provisions of the PRC Civil Procedures Law and the General Principles of Civil Law of the PRC relating to the enforceability of foreign judgments. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the New York Court against the Company based upon this Agreement or the Deposit Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) or, in certain circumstances, an in personam judgment for non-monetary relief, and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of the Cayman Islands, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands, and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands. The Company is not aware of any reason why the enforcement in the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands, the British Virgin Islands, Hong Kong or PRC.

(jjj) Valid Choice of Law. The choice of the laws of the State of New York as the governing law of this Agreement and Deposit Agreement is a valid choice of law under the laws of the PRC and will be honored by courts in the Cayman Islands, the British Virgin Islands, Hong Kong and the PRC, subject to the conditions and restrictions described under the caption “Enforcement of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus and subject to applicable provisions of the Civil Procedure Law and the General Principles of Civil Law of the PRC relating to choice of foreign laws. The choice of the laws of the State of New York as the governing law of this Agreement and Deposit Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The Company has the power to submit, and pursuant to Section 16(d) of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of New York Courts (as defined below) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and authorize, and pursuant to Section 16(d) of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, an agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Registration Statement or the offering of the Shares in the Borough of Manhattan in The City of New York, and service of process in any manner permitted by applicable laws effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided hereof or in the Deposit Agreement.

(kkk) SAFE Compliance. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Company and the Controlled Entities has taken all necessary steps to comply in all material respects with, and to request all of the Company’s direct or indirect shareholders, directors and officers who are, or to the Company’s knowledge, are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”) in all material respects, including, without limitation, requiring each shareholder, that is, or, to the Company’s knowledge, is directly or indirectly owned or controlled by, a PRC resident or PRC citizen, to complete any registration and other procedures required under applicable SAFE Rules and Regulations, except where such non-compliance would not have a Material Adverse Effect.

(lll) PRC Mergers and Acquisitions Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration of Industry and Commerce (which has been merged into the State Administration for Market Regulation), the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 and amended on June 22, 2009 (the “PRC Mergers and Acquisition Rules”), including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel and the Company understands such legal advice. The issuance and sale of the Shares, the listing and trading of the Shares on the New York Stock Exchange or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement (i) is not and will not be, as of the date hereof or on the Closing Date or each Additional Closing Date, as the case may be, materially and adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules and (ii) does not require the prior approval of the CSRC.

(mmm) FINRA Affiliation. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no affiliations or associations between (A) any member of the FINRA and (B) the Company or any of the Controlled Entities or any of their respective officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date a draft of the Registration Statement was initially confidentially submitted to the Commission.

(nnn) Passive Foreign Investment Company. The Company does not believe it was a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Internal Revenue Code of 1986, as amended for its most recently completed taxable year and the Company does not expect to be a PFIC for its current taxable year or in the foreseeable future.

(ooo) No Restrictions on Controlled Entities; Payment of Dividends. Except for those encumbrances on the consolidated variable interest entities as provided in the Control Agreements and except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Controlled Entity of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Controlled Entity’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such Controlled Entity from the Company or from transferring any of such Controlled Entity’s properties or assets to the Company or any other Controlled Entity of the Company. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, under current laws and regulations of the Cayman Islands, the British Virgin Islands, Hong Kong, the PRC, the United States and any political subdivision thereof, all dividends and other distributions declared and payable on the share capital of the Company or the Controlled Entities may be paid by the Company or such Controlled Entity to the holders thereof outside the PRC in United States dollars and freely transferred out of the Cayman Islands, the British Virgin Islands, Hong Kong, the United States or the PRC; and except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, all such payments made to holders of the share capital who are non-residents of the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any authorization in the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein.

(ppp) Legality. The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, the Transaction Documents or the Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(qqq) Legal Action. A holder of the Shares and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction.

(rrr) Foreign Private Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act and Rule 3b-4 under the Exchange Act.

In addition, any certificate signed by any executive officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to [5:00 P.M.], New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to each of the Representatives, two copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement, the ADS Registration Statement , the Exchange Act Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish, at its own expense, to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law; and (2) if at any time prior to the Closing Date or any Additional Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish, at its own expense, to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law; and (3) if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), the Company will not (i) offer, pledge, issue, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any Ordinary Shares or ADSs, or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs (collectively, the “Lock-Up Securities”), or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap, hedge or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act, or publicly disclose the intention to make any such agreement or transaction, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder.

The restrictions described above do not apply to (i) the Shares to be sold hereunder; (ii) the issuance of Lock-Up Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted share units (“RSUs”) (including net settlement), in each case outstanding on the date of this Agreement and described in the Prospectus; (iii) grants of share options, share awards, restricted shares, RSUs, or other equity awards and the issuance of Lock-Up Securities (whether upon the exercise of share options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Prospectus; (iv) the facilitation of the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs of the Company, provided that (a) such plan does not provide for the transfer of the Lock-Up Securities during the Lock-Up Period and (b) no public announcement or filing under the Exchange Act is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan; (v) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction; and (vi) the filing of any registration statement on Form F-6 relating to the Company’s ADSs.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares by the Company as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds”. The Company will not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner (i) as would require the Company or any of the Controlled Entities to register as an investment company under the Investment Company Act, or (ii) that would result in the Company being not in compliance with any applicable SAFE Rules and Regulations in all material respects.

(j) No Stabilization. Neither the Company nor its Controlled Entities will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(k) Exchange Listing. The Company will use its reasonable best efforts to maintain the listing of its ADSs on the New York Stock Exchange.

(l) Reports. So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports, any definitive proxy or information statements or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o) Emerging Growth Company; Foreign Private Issuer. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company or a Foreign Private Issuer at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the 90-day restricted period referred to in Section 4(h) hereof.

(p) Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the creation, issue and sale of the Shares by the Company to the Underwriters and on the execution and delivery of this Agreement and on payment received by the Underwriters under this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction had been made; provided, however, that no such additional amounts shall be paid in respect of any taxes, duties or charges that would not have been imposed but for (A) a present or former connection between an Underwriter and the jurisdiction imposing such taxes, duties or charges (other than a connection that would not have arisen but for the transactions contemplated by this Agreement) or (B) the failure of an Underwriter to provide, upon reasonable request, any certification, identification or other documentation concerning such Underwriter’s nationality, residence, identity or connection with the jurisdiction imposing such taxes, duties or charges if such compliance is required or imposed by law or administrative practice as a precondition to an exemption from, or reduction in, such taxes, duties or charges.

(q) SAFE Compliance. The Company will use its best efforts to comply in all material respects with the SAFE Rules and Regulations, and will use commercially reasonable efforts to cause its shareholders named in the Company’s share register and holders of RSUs that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply in all material respects with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requesting each shareholder named in the Company’s share register and holders of RSUs, that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(r) Deposit of Ordinary Shares. The Company will deposit the Class A Ordinary Shares represented by the Shares with the Depository in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that Underwritten Shares or Option Shares, as the case may be, will be issued by the Depositary against receipt of such Class A Ordinary Shares and delivered to the Underwriters on the Closing Date or each Additional Closing Date, as the case may be.

(s) License of Trademarks. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Shares.

(t) Judgment and Approval. The Company agrees that (i) it will not attempt to avoid any judgment in connection with this Agreement obtained by it, applied to it, or denied to it in a court of competent jurisdiction outside the Cayman Islands; (ii) following the consummation of the offering of the Shares, it will use its reasonable efforts to obtain and maintain all approvals required, if any, in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares; and (iii) it will use its reasonable efforts to obtain and maintain all approvals required, if any, in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends and all other relevant purposes.

(u) No Other Prospectus. The Company agrees not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any ordinary shares or ADSs by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Ordinary Shares or the Shares, in each case other than the Prospectus.

5. Certain Agreements of the Underwriters. Each Underwriter hereby severally represents and agrees that:

(a) It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on an Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or such Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or such Additional Closing Date, as the case may be.

(c) No Material Adverse Change. No event or condition of a type described in Section 3(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or such Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or such Additional Closing Date, as the case may be, a certificate of the chief executive officer or principal financial and accounting officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(f) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or such Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraph (a) and (c) above.

(e) Comfort Letters. (i) On the date of this Agreement and on the Closing Date or such Additional Closing Date, as the case may be, PricewaterhouseCoopers Zhong Tian LLP shall have furnished to the Representatives, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or such Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(f) Opinion and 10b-5 Statement of U.S. Counsel for the Company. Simpson Thacher & Bartlett LLP, U.S., counsel for the Company, shall have furnished to the Representatives, their written opinion and 10b-5 statement, dated the Closing Date or such Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(g) Opinion of Cayman Islands Counsel for the Company. Harney Westwood & Riegels, Cayman Islands counsel for the Company, shall have furnished to the Representatives, their written opinion, dated the Closing Date or such Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(h) Opinion of Hong Kong Counsel for the Company. [Robertsons Solicitors and Notaries,] Hong Kong counsel for the Company, shall have furnished to the Representatives, their written opinion, dated the Closing Date or such Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(i) Opinion of PRC Counsel for the Company. Fangda Partners, PRC counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date or such Additional Closing Date, as the case may be, and addressed to the Company in form and substance reasonably satisfactory to the Representatives.

(j) Opinion and 10b-5 Statement of U.S. Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or such Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of Latham & Watkins LLP, U.S. counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) Opinion of PRC Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or such Additional Closing Date, as the case may be, an opinion of JunHe LLP, PRC counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l) Opinion of Counsel for the Depositary. The Representatives shall have received an opinion, on and as of the Closing Date or such Additional Closing Date, as the case may be, of [Patterson Belknap Webb & Tyler LLP], counsel for the Depositary, addressed to the Underwriters in form and substance reasonably satisfactory to the Representatives.

(m) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, provincial or foreign governmental or regulatory authority that would, as of the Closing Date or such Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or such Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company.

(n) Good Standing. The Representatives shall have received on [the Closing Date or such Additional Closing Date, as the case may be,] satisfactory evidence of the good standing of XMotors. ai, Inc., XSense.ai, Inc. and [XMotors Limited] in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

(o) Exchange Listing. The New York Stock Exchange shall not have raised any objection with respect to the listing of the Shares to be delivered on the Closing Date or such Additional Closing Date, as the case may be.

(p) No FINRA Objection. FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereby.

(q) [Reserved]

(r) Deposit Agreement. The Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of the Class A Ordinary Shares and the issuance of the Shares in accordance with the Deposit Agreement.

(s) Depositary’s Certificate. The Depositary shall have furnished or caused to be furnished to the Representatives on the Closing Date or such Additional Closing Date, as the case may be, certificates satisfactory to the Representatives evidencing the deposit with it of the Class A Ordinary Shares being so deposited against issuance of ADRs evidencing the Shares to be delivered by the Company on such Closing Date or such Additional Closing Date, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such Shares pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(t) Additional Documents. On or prior to the Closing Date or such Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and its partners, members and affiliates, and their respective directors, officers, employees and agents, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any loss, claim, damage, liability, litigation, investigation, suit, action or proceeding (whether or not such Indemnified Person (as defined below) is a party thereto), whether commenced or threatened, and in connection with the enforcement of this provision with respect to any of the above, in each case, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (b) below.

(b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any and all losses, claims, damages or liabilities (including, without limitation, legal fees and other expenses incurred in connection with any loss, claim, damage, liability, litigation, investigation, suit, action or proceeding (whether or not such Indemnified Person (as defined below) is a party thereto), whether commenced or threatened, and in connection with the enforcement of this provision with respect to any of the above, in each case, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the name of such Underwriter appearing in the first paragraph under the caption “Underwriting” and the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting”.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 7, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this paragraph and paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this paragraph and paragraph (d) above, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this paragraph and paragraph (d) above are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to each Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by United States federal, or New York State, Cayman Islands, British Virgin Islands, Hong Kong or PRC authorities; (v) there is any major disruption of settlements of securities, payment, or clearance services in the United States, Cayman Islands, British Virgin Islands, Hong Kong or the PRC; or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, or any change in U.S., PRC, Hong Kong, Cayman Islands, British Virgin Islands or international financial, political or economic conditions or currency exchange rates or exchange controls, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or an Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus, or to enforce contracts for the sale of Shares.

10. Defaulting Underwriter.

(a) If, on the Closing Date or any Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or such Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or such Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or such Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on such Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses.

(a) [Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate; (vi) the cost of issuing Shares; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares, provided that the reimbursement obligation for any such fees and expenses representing fees and expenses of counsel for the Underwriters shall not exceed [●]; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the supplemental listing of the Shares on the New York Stock Exchange. It is understood, however, that except as provided in Section 7 entitled “Indemnification and Contribution” and Section 11(b) below, the Underwriters will pay all of their costs and expenses, including the fees of their counsel, share transfer taxes on resale of any of the Shares by them, all expenses incurred by the Underwriters in connection with any “road show” presentation to potential investors and any advertising expenses in connection with any offers they may make. Notwithstanding the foregoing, the Underwriters agree to reimburse the Company, subject to the closing of the offering and sale of the Underwritten Shares, for certain bona fide and documented expenses incurred by the Company in connection with the offering of the Shares (“Company Offering Expenses”) in an amount of US$[●], which shall be borne by each Underwriter in the same proportion as the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 bears to the total number of Underwritten Shares. In the event that the option to purchase the Option Shares is exercised and is actually closed, the Underwriters agree to reimburse the Company for an additional US$[●] of Company Offering Expenses (such maximum amount to be reduced on a pro rata basis to the extent that such option to purchase Option Shares is not exercised in full), which shall be borne by each Underwriter in the same proportion as the number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 bears to the total number of Underwritten Shares.]

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and the affiliates of each Underwriter referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 7 hereof.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

16. Miscellaneous.

(a) Authority of the Representations. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010, U.S.A., Attention: IBCM-Legal; c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk; c/o BofA Securities, Inc., One Bryant Park, New York, New York 10036, U.S.A., Attention of Syndicate Department (facsimile: +1-646-855-3073), with a copy to ECM Legal (facsimile: +1-212-230-8730); and Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, U.S.A., Attention: General Counsel, Fax: 212-816-7912. Notices to the Company shall be given to it at No. 8 Songgang Road, Changxing Street, Cencun, Tianhe District, Guangzhou, Guangdong 510640, China, Attention: [●] (email: [●]).

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York (the “New York Courts”) in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment. The Company irrevocably appoints Cogency Global Inc., located at 122 East 42nd Street, 18th Floor, New York, New York 10168, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 16, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(e) Judgment Currency. The Company agrees to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(f) Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Cayman Islands, the PRC, Hong Kong, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(g) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(h) Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(h):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(i) Counterparts; Electronic Signatures. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile, electronic mail or other transmission method as permitted by applicable law, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this Agreement shall have the same validity and effect as a signature affixed by the party’s hand.

(j) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(k) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

XPENG INC.

By:
Name:
Title:

Accepted: As of the date first written above

CREDIT SUISSE SECURITIES (USA) LLC

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:

Authorized Signatory

Accepted: As of the date first written above

BOFA SECURITIES, INC.

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:

Authorized Signatory

Accepted: As of the date first written above

CITIGROUP GLOBAL MARKETS INC.

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:

Authorized Signatory

Schedule 1

Underwriter	Number of Underwritten Shares
Credit Suisse Securities (USA) LLC	[●	]
J.P. Morgan Securities LLC	[●	]
BofA Securities, Inc.	[●	]
Citigroup Global Markets Inc.	[●	]
Total	[●	]

Sch 1

Annex A

Pricing Disclosure Package

(i) List each Issuer Free Writing Prospectus to be included in the Pricing Disclosure Package:

•	[ ]

(ii) Pricing Information Provided Orally by Underwriters:

•	Orally communicated public offering price of US$[●] per ADS; and

•	Orally communicated base offering size of [●] ADSs and up to an additional [●] ADSs.

Annex A